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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 20, 1998


                      WPS Receivables Corporation on behalf
                of the WestPoint Stevens Receivables Master Trust
             (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
           ----------------------------------------------------------
             (Exact name of registrant as specified on its charter)



               Delaware                 33-76956                58-2080658
-------------------------------    --------------------    -------------------
(State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



  507 West 10th Street, West Point, Georgia                       31833
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   (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (706) 645-4248
                                                   ------------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.      Other Events.

             The Registrant is filing the exhibit listed in Item 7 below.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.2 Monthly Settlement Statement for the Floating Rate Trade
             Receivables Participation Certificates, Series 1994-1 with respect to the January 20, 1998 Distribution Date.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.

                                             WESTPOINT STEVENS RECEIVABLES
                                                MASTER TRUST

                                             By:  WPS RECEIVABLES CORPORATION,
                                                         as Depositor


                                             By:   /s/ Craig J. Berlin
                                                -----------------------------
                                                Craig J. Berlin
                                                President


Date: January 20, 1998




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                                  EXHIBIT LIST

Exhibit
--------
  99.2     Monthly Settlement Statement for the Floating Rate Trade Receivables
           Participation Certificates, Series 1994-1 with respect to the January
           20, 1998 Distribution Date

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